UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2004

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.
FORM 8-K
November 19, 2004

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 19, 2004 First Midwest Bancorp, Inc. (the "Company") issued a press release announcing the appointment of John E. Rooney to its Board of Directors and the retirement of director, O. Ralph Edwards. This press release, dated November 19, 2004, is attached as Exhibit 99.1to this report.

Item 8.01 Other Events

On November 17, 2004 the Company issued a press release announcing a 9% increase in the quarterly cash dividend on its common stock from $0.22 per share to $0.24 per share. This press release, dated November 17, 2004, is attached as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit Index:

99.1	Press Release issued by the Company dated November 19, 2004.
99.2	Press Release issued by the Company dated November 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: November 19, 2004	/s/ STEVEN H. SHAPIRO
Steven H. Shapiro Executive Vice President

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